INCOME TAXES (Schedule of Deferred Tax Balances) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets
Current	$ 416	$ 504
Non-current	99	80
Deferred tax assets, total	515	584
Deferred tax liabilities
Current	(343)	(534)
Non-current	(3,589)	(3,189)
Deferred tax liabilities, total	(3,932)	(3,723)
Deferred tax liabilities, net	$ (3,417)	$ (3,139)